Filed Pursuant to Rule 433
                                                    Registration No.: 333-121559

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS New Issue Term Sheet

SunTrust Alternative Loan Trust, Series 2005-1F (the "Trust")

Mortgage Pass-Through Certificates, Series 2005-1F (the "Certificates")

$685,524,357 (approximate)

Classes 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-6, 1-A-7, 1-IO, 2-A-1, 2-A-2,
2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1, 4-A-1, CB-IO, CB-PO, B-1, B-2 and B-3
(Offered Certificates)


Banc of America Funding Corporation

Depositor


SunTrust Asset Funding, LLC

Seller


SunTrust Mortgage, Inc.

Servicer


Wells Fargo Bank, N.A.

Master Servicer & Securities Administrator


December 5, 2005

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

This term sheet does not contain all information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

The Depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333--121559) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322.

   The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

    http://www.sec.gov/Archives/edgar/data/934377/000119312504218542/ds3.htm


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                             Last Scheduled       Pass-
         Principal          WAL (Yrs)        Prin Pmt (Mths)     Through
Class   Balance $(1)      (Call/Mat) (2)     (Call/Mat) (2)       Rate                     Tranche Type
-----   ------------      --------------   -------------------   -------   ---------------------------------------------
1-A-1    117,931,000       1.71 / 1.71       1 - 46 / 1 - 46       (3)            Senior, Sequential Pay, Floater
1-A-2    117,931,000       1.71 / 1.71      NA - NA / NA - NA      (4)          Senior, Notional Amount, Inverse IO
1-A-3     16,552,000       9.70 / 9.78     61 - 220 / 61 - 359    [_]%         Super Senior, Lockout, Sequential Pay
1-A-4      1,839,000       9.70 / 9.78     61 - 220 / 61 - 359    [_]%     Super Senior Support, Lockout, Sequential Pay
1-A-5     20,651,000       3.38 / 3.38       1 - 55 / 1 - 55      [_]%                Senior, Sequential Pay
1-A-6     18,660,000       5.22 / 5.22      55 - 74 / 55 - 74     [_]%                Senior, Sequential Pay
1-A-7      8,276,000       6.82 / 6.82      74 - 94 / 74 - 94     [_]%                Senior, Sequential Pay
1-IO      20,377,047       3.80 / 3.81      NA - NA / NA - NA     [_]%                 Senior, Interest Only
1-A-R            100             Information Not Provided Herein                 Senior, Sequential Pay, Residual
2-A-1    122,746,000       1.83 / 1.83       1 - 49 / 1 - 49       (3)            Senior, Sequential Pay, Floater
2-A-2    122,746,000       1.83 / 1.83      NA - NA / NA - NA      (4)          Senior, Notional Amount, Inverse IO
2-A-3     42,103,000       9.51 / 9.63     61 - 220 / 61 - 358    [_]%         Super Senior, Lockout, Sequential Pay
2-A-4      4,678,000       9.51 / 9.63     61 - 220 / 61 - 358    [_]%     Super Senior Support, Lockout, Sequential Pay
2-A-5     34,927,000       3.64 / 3.64       1 - 63 / 1 - 63      [_]%                Senior, Sequential Pay
2-A-6      5,988,000       5.44 / 5.44      63 - 69 / 63 - 69     [_]%                Senior, Sequential Pay
2-A-7      5,062,000       5.95 / 5.95      69 - 75 / 69 - 75     [_]%                Senior, Sequential Pay
3-A-1    122,348,000       3.98 / 4.01      1 - 220 / 1 - 359     [_]%                 Senior, Pass-Through
4-A-1    119,722,000       4.02 / 4.05      1 - 220 / 1 - 358     [_]%                 Senior, Pass-Through
CB-IO     27,850,271(7)    4.49 / 4.53      NA - NA / NA - NA     [_]%                 Senior, Interest Only
CB-PO      1,545,357(8)    4.27 / 4.30      1 - 220 / 1 - 358     [_]%                Senior, Principal Only
 B-1      29,259,000      10.16 / 10.30     1 - 220 / 1 - 359     [_]%              Subordinate, Variable Rate
 B-2       8,360,000      10.16 / 10.30     1 - 220 / 1 - 359     [_]%              Subordinate, Variable Rate
 B-3       4,877,000      10.16 / 10.30     1 - 220 / 1 - 359     [_]%              Subordinate, Variable Rate
 B-4       4,877,000                                                                Subordinate, Variable Rate
 B-5       3,832,000             Information Not Provided Herein                    Subordinate, Variable Rate
 B-6       2,437,960                                                                Subordinate, Variable Rate

           Expected
            Credit         Expected
Class   Enhancement(5)    Ratings(6)
-----   --------------    ----------
1-A-1             7.70%    AAA/Aaa
1-A-2             7.70%    AAA/Aaa
1-A-3             7.70%    AAA/Aaa
1-A-4             7.70%    AAA/Aa1
1-A-5             7.70%    AAA/Aaa
1-A-6             7.70%    AAA/Aaa
1-A-7             7.70%    AAA/Aaa
1-IO              7.70%    AAA/Aaa
1-A-R             7.70%      AAA
2-A-1             7.70%    AAA/Aaa
2-A-2             7.70%    AAA/Aaa
2-A-3             7.70%    AAA/Aaa
2-A-4             7.70%    AAA/Aa1
2-A-5             7.70%    AAA/Aaa
2-A-6             7.70%    AAA/Aaa
2-A-7             7.70%    AAA/Aaa
3-A-1             7.70%    AAA/Aaa
4-A-1             7.70%    AAA/Aaa
CB-IO             7.70%    AAA/Aaa
CB-PO             7.70%    AAA/Aaa
 B-1              3.50%       AA
 B-2              2.30%       A
 B-3              1.60%      BBB
 B-4              0.90%       BB
 B-5              0.35%       B
 B-6              0.00%       NR

(1) The Certificate sizes are approximate and are subject to a +/- 5% variance.

(2) The weighted average life and Last Scheduled Principal Payment to Call and to Maturity for the Certificates are shown to 100% PPC.

(3) The Class 1-A-1 and Class 2-A-1 Certificates will have interest rates equal to the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits ("LIBOR") plus a margin of [_]% and [_]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [_]% and [_]%, respectively. The interest rate on the Class 1-A-1 and Class 2-A-1 Certificates will be subject to a cap equal to the lesser of (a) LIBOR plus a margin of [_]% and [_]%, respectively and (b) [_]% and [_]%, respectively.

(4) The Class 1-A-2 and Class 2-A-2 Certificates will have interest rates equal to margins of [___]% and [___]%, respectively, minus LIBOR, subject to a minimum rate of 0.000% and a maximum rate of [___]% and [___]%, respectively. The interest rates with respect to the first interest accrual period are expected to be approximately [__]% and [__]%, respectively.

(5) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


(6) All offered Senior Certificates will be rated by at least two of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and/or Fitch Ratings ("Fitch"). The offered Subordinate Certificates will be rated by at least one of Standard & Poor's, Moody's and/or Fitch. The ratings shown in the above table are expected ratings and have not yet been assigned by any rating agency.

(7) The Class CB-IO Certificates are interest only Certificates and will be deemed for the purposes of distribution of interest to consist of three components: the Class 2-IO Component, the Class 3-IO Component and the Class 4-IO Component.

(8) The Class CB-PO Certificates are principal only certificates and will be deemed for purposes of distributions of principal to consist of four components: the Class 1-PO Component, the Class 2-PO Component, the Class 3-PO Component and the Class 4-PO Component.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  SunTrust Alternative Loan Trust, 2005-1F

Lead Managers:                Banc of America Securities LLC and SunTrust
                              Capital Markets, Inc.

Seller:                       SunTrust Asset Funding, LLC

Servicer:                     SunTrust Mortgage, Inc.

Originator:                   SunTrust Mortgage, Inc.

Master Servicer:              Wells Fargo Bank, N.A.

Securities
Administrator:                Wells Fargo Bank, N.A.

Trustee:                      Wachovia Bank, National Association

Rating Agencies:              Two of Standard & Poor's, Moody's and/or Fitch
                              will rate the Offered Senior Certificates. At least one of the above Rating Agencies will rate the Offered Subordinate Certificates.

Offered Size:                 $685,524,357

Securities Offered:           $117,931,000 Class 1-A-1 Certificates
                              $117,931,000 Class 1-A-2 Certificates
                              $16,552,000 Class 1-A-3 Certificates
                              $1,839,000 Class 1-A-4 Certificates
                              $20,651,000 Class 1-A-5 Certificates
                              $18,660,000 Class 1-A-6 Certificates
                              $8,276,000 Class 1-A-7 Certificates
                              $20,377,047 Class 1-IO Certificates
                              $122,746,000 Class 2-A-1 Certificates
                              $122,746,000 Class 2-A-2 Certificates
                              $42,103,000 Class 2-A-3 Certificates
                              $4,678,000 Class 2-A-4 Certificates
                              $34,927,000 Class 2-A-5 Certificates
                              $5,988,000 Class 2-A-6 Certificates
                              $5,062,000 Class 2-A-7 Certificates
                              $122,348,000 Class 3-A-1 Certificates
                              $119,722,000 Class 4-A-1 Certificates
                              $27,850,271 Class CB-IO Certificates
                              $1,545,357 Class CB-PO Certificates
                              $29,259,000 Class B-1 Certificates
                              $8,360,000 Class B-2 Certificates
                              $4,877,000 Class B-3 Certificates


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Expected Closing Date:        December 28, 2005

Expected Investor
Closing Date:                 December 30, 2005

Collection Period:            The 2nd day of each month through the 1st day of
                              the following month.

Distribution Date:            25th of each month, or the next succeeding
                              business day (First Distribution Date: January 25,
                              2006)

Cut-off Date:                 December 1, 2005.

Senior Certificates:          Class 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-6,
                              1-A-7, 1-IO, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                              2-A-6, 2-A-7, 3-A-1, 4-A-1, CB-IO, CB-PO and 1-A-R
                              Certificates (the "Senior Certificates").

Subordinate Certificates
or Class B Certificates:      Class B-1, B-2, B-3, B-4, B-5 and B-6. The Class
                              B-4, B-5 and B-6 Certificates are not offered hereunder.

Group 1 Senior
Certificates and
Component:                    Classes: 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-6,
                              1-A-7, 1-IO and 1-A-R

                              Component: 1-PO

Group 2 Senior
Certificates and
Components:                   Classes: 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6
                              and 2-A-7

                              Components: 2-IO and 2-PO

Group 3 Senior
Certificates and
Components:                   Classes: 3-A-1

                              Components: 3-IO and 3-PO

Group 4 Senior
Certificates and
Components:                   Classes: 4-A-1

                              Components: 4-IO and 4-PO

Component Certificates:       CB-PO and CB-IO

Components:                   1-PO, 2-PO, 2-IO, 3-PO, 3-IO, 4-PO and 4-IO

PO Components:                1-PO, 2-PO, 3-PO and 4-PO

IO Components:                2-IO, 3-IO and 4-IO

Floating Rate
Certificates:                 1-A-1 and 2-A-1

Inverse Floating Rate
Certificates:                 1-A-2 and 2-A-2

Principal Only
Certificates:                 CB-PO


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Lockout Certificates:         1-A-3, 1-A-4, 2-A-3 and 2-A-4

Super Senior
Certificates:                 1-A-3 and 2-A-3

Super Senior Support
Certificates:                 1-A-4 and 2-A-4

Residual Certificate:         1-A-R

Interest Only
Certificates:                 Class 1-IO, Class CB-IO, Class 1-A-2 and Class
                              2-A-2 Certificates (the "IO Certificates").

PO Certificates:              Class CB-PO.

Day Count:                    30/360.

Pricing Speed:                100% PPC.

Clearing:                     DTC, Clearstream and Euroclear.

Denominations:

                                      Original
                                     Certificate      Minimum       Incremental
                                        Form       Denominations   Denominations
                                     -----------   -------------   -------------
Offered Senior Certificates
(other than the Principal Only
Certificates and IO Certificates)    Book Entry           $1,000              $1
Principal Only Certificates          Book Entry          $25,000              $1
IO Certificates                      Book Entry       $1,000,000              $1

SMMEA Eligibility:            The Senior Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:            Subject to the considerations in the prospectus
                              supplement, the Offered Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                For federal income tax purposes, elections will be
                              made to treat the Trust (exclusive of the arrangements intended to protect against basis risk for the Class 1-A-1 and Class 2-A-1
                              Certificates) as multiple "real estate mortgage investment conduits" (each, a "REMIC"). The
                              Offered Certificates (other than the Class CB-IO,
                              Class CB-PO and Class 1-A-R Certificates and the portion thereof relating to the basis risk arrangements referred to above) and each Component will constitute "regular interests" in a REMIC and will be treated as debt instruments for federal income tax purposes. The Class 1-A-R Certificate constitutes the sole class of "residual interest" in each REMIC.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Optional Termination
Date: On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Servicer may, at its option, subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

The Pooling Agreement:        The Certificates will be issued pursuant to a
                              Pooling and Servicing Agreement (the "Pooling
                              Agreement") to be dated the Closing Date, among the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee.

Advances:                     Subject to the certain limitations, the Servicer
                              will be required pursuant to the Pooling Agreement to advance (any such advance, an "Advance") prior to each remittance date an amount equal to the aggregate of payments of principal and interest
                              (net of the Servicing Fee) which were due on the related due date on the Mortgage Loans and which were delinquent on the related determination date.
                              Advances made by the Servicer will be made from its own funds or funds available for future distribution. The obligation to make an Advance with respect to any Mortgage Loan will continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage
                              Loan. An "REO Property" is a Mortgaged Property that has been acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure.

The Mortgage Pool:            The Senior Certificates and Components are divided
                              into four groups (each, a "Group"). The Group 1
                              Senior Certificates and Component form "Group 1," the Group 2 Senior Certificates and Components form "Group 2," the Group 3 Senior Certificates and Components form "Group 3" and the Group 4
                              Senior Certificates and Components form "Group 4."
                              The Class B Certificates are subordinate to, and provide credit enhancement for, all the Groups.

                              Except to the extent of cross-collateralization payments and payments of Class PO Deferred Amounts described herein, the Group 1 Senior Certificates and Component will represent interests solely in the Group 1 Mortgage Loans, the Group 2 Senior Certificates and Components will represent interests solely in the Group 2 Mortgage Loans, the Group 3 Senior Certificates and Components will represent interests solely in the Group 3 Mortgage Loans and the Group 4 Senior Certificates and Components will represent interests solely in the Group 4 Mortgage Loans. The Class B Certificates will represent interests in all the Mortgage Loans.

                              The "Mortgage Pool" will consist of four loan groups ("Loan Group 1," "Loan Group 2," "Loan Group 3" and "Loan Group 4" and each a "Loan Group") of fixed-rate, conventional, fully-amortizing mortgage loans (the "Group 1 Mortgage Loans," the "Group 2 Mortgage Loans," the "Group 3 Mortgage Loans" and the "Group 4 Mortgage Loans" and collectively, the "Mortgage Loans") secured by first liens on one- to four-family properties.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Collateral:           The Group 1 Mortgage Loans consist of fixed rate,
                              conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 30 years and principal balances at origination in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately
                              70.95% of the Group 1 Mortgage Loans require only the payment of interest for the first 120 months.

Group 2 Collateral:           The Group 2 Mortgage Loans consist of fixed rate,
                              conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately
                              51.15% of the Group 2 Mortgage Loans require only the payment of interest for the first 120 months.
                              Substantially all of the Mortgage Loans will have loan rates less than or equal to 6.500%.

Group 3 Collateral:           The Group 3 Mortgage Loans consist of fixed rate,
                              conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. None of the Group 3 Mortgage Loans will have loan rates less than 6.625%. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
                              Accordingly, the actual date on which any Mortgage
                              Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 46.01% of the Group 3
                              Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates greater than 6.500% and are secured by residences occupied or to be occupied by the borrowers.

Group 4 Collateral:           The Group 4 Mortgage Loans consist of fixed rate,
                              conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately
                              63.22% of the Group 4 Mortgage Loans require only the payment of interest for the first 120 months.
                              Substantially all of the Mortgage Loans will have loan rates greater than 6.500% and are secured by investor properties.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Yield Maintenance
Agreements:                   The Securities Administrator on behalf of the
                              Trust will enter into two separate yield maintenance agreements (the "Yield Maintenance
                              Agreements") with a counterparty (the
                              "Counterparty") rated at least 'A' by S&P. With respect to each Yield Maintenance Agreement for any Distribution Date (other than the Distribution
                              Date in January 2006) prior to and including the Distribution Date in [______] (with respect to the Class 1-A-1 Yield Maintenance Agreement), and
                              [______] (with respect to the Class 2-A-1 Yield
                              Maintenance Agreement), if LIBOR, as calculated for the Interest Accrual Period related to such Distribution Date, exceeds [______]%, with respect to the Class 1-A-1 Yield Maintenance Agreement, and [______]%, with respect to the Class 2-A-1
                              Yield Maintenance Agreement, the Counterparty will be obligated to pay to the Securities
                              Administrator, for deposit into the related
                              Reserve Fund, an amount equal to the product of
                              (a) the amount by which (i) the lesser of LIBOR and [______]% (with respect to the Class 1-A-1
                              Yield Maintenance Agreement) and [______]% (with respect to the Class 2-A-1 Yield Maintenance
                              Agreement) exceeds (ii) [______]%, with respect to the Class 1-A-1 Yield Maintenance Agreement and
                              [______]%, with respect to the Class 2-A-1 Yield
                              Maintenance Agreement, (b) the related notional amount as set forth for such Distribution Date in the related Yield Maintenance Agreement and (c) one-twelfth.

                              Pursuant to the Pooling Agreement, the Securities Administrator will establish (i) a separate trust account (the "Class 1-A-1 Reserve Fund") for deposit of any payments that it may receive under the Class 1-A-1 Yield Maintenance Agreement and
                              (ii) a separate trust account (the "Class 2-A-1 Reserve Fund") for deposit of any payments that it may receive under the Class 2-A-1 Yield Maintenance Agreement. The Class 1-A-1 Reserve Fund and Class 2-A-1 Reserve Fund may also each be referred to as a "Reserve Fund." Each Reserve Fund is part of the trust fund and will not be an asset of any REMIC.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Servicing Fee:                The Servicing Fee is payable out of the interest
                              payments received on each Mortgage Loan. The
                              "Servicing Fee" consists of servicing compensation payable to the Servicer in respect of its servicing activities. The Servicing Fee will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Servicing Fee Rate") equal to 0.25% per annum.

Compensating Interest:        The aggregate Servicing Fee payable to the
                              Servicer for any month will be reduced by an amount equal to the aggregate prepayment interest shortfall for the Mortgage Loans for such Distribution Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest
Rate: The "Net Mortgage Interest Rate" of a Mortgage Loan is the excess of its mortgage interest rate over the Servicing Fee Rate.

INTEREST DISTRIBUTIONS

                              The amount of interest that will accrue on each interest-bearing class of Offered Certificates or, in the case of the Class CB-IO Certificates, each applicable Component, during each interest accrual period is equal to:

                              o one-twelfth of the pass-through rate for each class or Component multiplied by the class balance or notional amount of such class or Component on the Distribution Date, minus

                              o     the amount allocated to such class or
                                    Component of certain interest shortfalls arising from the timing of prepayments on the Mortgage Loans, interest rate limitations applicable to certain military or similar personnel and interest losses allocated to such class or Component.

                              The Class CB-PO Certificates are Principal Only Certificates and will not be entitled to distributions of interest.

                              Under certain circumstances, the unpaid interest amounts for a Group of Senior Certificates and IO Component will be payable from amounts otherwise distributable as principal on the Class B Certificates in reverse order of numerical designation.

Class 1-A-2 Notional
Amount: The "Class 1-A-2 Notional Amount" with respect to each Distribution Date and the Class 1-A-2 Certificates will be equal to approximately 100% of the class balance of the Class 1-A-1 Certificates.

Class 2-A-2 Notional
Amount: The "Class 2-A-2 Notional Amount" with respect to each Distribution Date and the Class 2-A-2 Certificates will be equal to approximately 100% of the class balance of the Class 2-A-1 Certificates.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Class 1-IO Notional
Amount: The "Class 1-IO Notional Amount" with respect to each Distribution Date and the Class 1-IO Certificate will be equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus 5.75% and (b) the denominator of which is equal to 5.50%.

Class CB-IO Notional
Amount: The notional amount of the Class CB-IO Certificates is equal to the sum of the Class 2-IO Notional Amount, the Class 3-IO Notional Amount and the Class 4-IO Notional Amount.

Class 2-IO Notional
Amount: The "Class 2-IO Notional Amount" with respect to each Distribution Date and the Class 2-IO Component will be equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus 5.75% and (b) the denominator of which is equal to 5.50%.

Class 3-IO Notional
Amount: The "Class 3-IO Notional Amount" with respect to each Distribution Date and the Class 3-IO Component will be equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus 6.50% and (b) the denominator of which is equal to 5.50%.

Class 4-IO Notional
Amount: The "Class 4-IO Notional Amount" with respect to each Distribution Date and the Class 4-IO Component will be equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the due date in the month preceding the month of such Distribution Date) minus 6.50% and (b) the denominator of which is equal to 5.50%.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Class Balance                 The "class balance" of a class of Certificates
                              (other than Class CB-PO Certificates) at any time will equal its initial class balance less (i) all distributions of principal made to such class and
                              (ii) losses allocated to such class. The class balance of the Class CB-PO Certificates will equal the sum of the component balances of the PO
                              Components.

Component Balance:            The "component balance" of each PO Component at
                              any time will equal its initial component balance less (i) all distributions of principal made to such Component and (ii) losses allocated to such Component.

Senior Credit Support
Depletion Date:               The "Senior Credit Support Depletion Date" is the
                              date on which the aggregate class balance of the Class B Certificates has been reduced to zero.

Pool Distribution
Amount: The "Pool Distribution Amount" for each Loan Group with respect to any Distribution Date, will be determined by reference to amounts received in connection with the Mortgage Loans in such Loan Group, less certain reimbursable expenses and indemnity payments, and will generally be equal to the sum of:

                                 (a) all scheduled installments of interest (net
                              of the related Servicing Fees) and principal due on the Mortgage Loans in such Loan Group on the due date in the calendar month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof or any Compensating Interest allocable to the Mortgage Loans in such Loan Group;

                                 (b) all proceeds of any primary mortgage
                              guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the related Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise (collectively, "Liquidation Proceeds"), during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any);

                                 (c) all partial or full prepayments received on
                              the Mortgage Loans in such Loan Group during the calendar month preceding the month of that Distribution Date (other than early prepayments of scheduled installments of principal and interest received during such period that are intended by the related mortgagor to be applied on subsequent due dates ("Payaheads"));


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Pool Distribution Amount
(continued):                     (d) amounts received with respect to such
                              Distribution Date as the Substitution Adjustment Amount or Purchase Price in respect of any Deleted Mortgage Loan in such Loan Group or amounts received in connection with the optional termination of the Trust by the Servicer as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement; and

                                 (e) any amounts required to be paid by the
                              Originator or the Seller to the Trust during the prior calendar month with respect to the Mortgage Loans in such Loan Group as a result of a breach of certain representations and warranties regarding compliance with predatory or abusive lending laws (the "Reimbursement Amount"), net of any portion thereof used to reimburse any class of Certificates that previously bore a loss as a result of such breach.

                              The "Non-PO Percentage" with respect to any Group 1 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 5.75% (each such Mortgage Loan, a "Group 1 Discount Mortgage Loan") will be equal to the Net Mortgage Interest Rate thereof as of the Cut-off Date divided by 5.75%. The Non-PO Percentage with respect to any Group 1 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date greater than or equal to 5.75% (each such Mortgage Loan, a "Group 1 Premium Mortgage Loan") will be 100%.

                              The "Non-PO Percentage" with respect to any Group 2 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 5.75% (each such Mortgage Loan, a "Group 2 Discount Mortgage Loan") will be equal to the Net Mortgage Interest Rate thereof as of the Cut-off Date divided by 5.75%. The Non-PO Percentage with respect to any Group 2 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date greater than or equal to 5.75% (each such Mortgage Loan, a "Group 2 Premium Mortgage Loan") will be 100%.

                              The "Non-PO Percentage" with respect to any Group 3 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 6.50% (each such Mortgage Loan, a "Group 3 Discount Mortgage Loan") will be equal to the Net Mortgage Interest Rate thereof as of the Cut-off Date divided by 6.50%. The Non-PO Percentage with respect to any Group 3 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date greater than or equal to 6.50% (each such Mortgage Loan, a "Group 3 Premium Mortgage Loan") will be 100%.

                              The "Non-PO Percentage" with respect to any Group 4 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 6.50% (each such Mortgage Loan, a "Group 4 Discount Mortgage Loan" and, together with the Group 1 Discount Mortgage Loans, the Group 2 Discount Mortgage Loans and the Group 3 Discount Mortgage Loans, the "Discount Mortgage Loans") will be equal to the Net Mortgage Interest Rate thereof as of the Cut-off Date divided by 6.50%. The Non-PO Percentage with respect to any Group 4 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date greater than or equal to 6.50% (each such Mortgage Loan, a "Group 4 Premium Mortgage Loan" and, together with the Group 1 Premium Mortgage Loans, the Group 2 Premium Mortgage Loans and the Group 3 Premium Mortgage Loans, the "Premium Mortgage Loans" will be 100%.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Non-PO Principal Amount:      The Non-PO Principal Amount for any Distribution
                              Date and any Loan Group will equal the sum of the applicable Non-PO Percentage of (a) the principal portion of each monthly payment, (b) the Stated
                              Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller or the Originator and the principal portion of any amount allocated to such Loan Group in connection with an optional termination, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date,
                              (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                              Mortgage Loans received during the calendar month preceding the month of that Distribution Date, (e) with respect to each Mortgage Loan in such Loan
                              Group that became a liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the related
                              Collection Period with respect to such Mortgage
                              Loan and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan
                              Group received during the calendar month preceding the month of such Distribution Date.

PO Principal Amount:          The PO Principal Amount for any Distribution Date
                              and any Loan Group will equal the sum of the applicable PO Percentage of (a) the principal portion of each monthly payment due on each Discount Mortgage Loan in such Loan Group, (b) the
                              Stated Principal Balance, as of the date of repurchase, of each Discount Mortgage Loan in such Loan Group that was repurchased by the Depositor, the Seller or the Originator and the principal portion of any amount allocated to such Loan Group in connection with an optional termination, (c) any substitution adjustment payments in connection with any defective Discount Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Discount Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of that Distribution Date, (e) with respect to each Discount Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Discount Mortgage Loan during the calendar month preceding the month of that Distribution Date with respect to such Discount
                              Mortgage Loan and (f) all full and partial principal prepayments on any Discount Mortgage
                              Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

PO Principal
Amount(continued):            "Stated Principal Balance" means, as to any
                              Mortgage Loan and due date, the unpaid principal balance of such Mortgage Loan as of such due date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial principal prepayments and Liquidation Proceeds
                              (net of unreimbursed expenses and unreimbursed
                              Advances) allocable to principal received and to the payment of principal due on such due date and irrespective of any delinquency in payment by the related mortgagor and after giving effect to any Deficient Valuation.

                              The "Pool Principal Balance" for a Loan Group with respect to any Distribution Date equals the aggregate Stated Principal Balances of the Mortgage Loans in such Loan Group outstanding on the due date in the month preceding the month of such Distribution Date.

                              The "Pool Principal Balance (Non-PO Portion)" for a Loan Group with respect to any Distribution Date equals the sum of the product, for each Mortgage Loan in such Loan Group, of the Non-PO Percentage of such Mortgage Loan multiplied by its Stated Principal Balance on the due date in the month preceding the month of such Distribution Date.

Senior Principal
Distribution Amount:          The Senior Principal Distribution Amount for a
                              Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan
                              Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Loan Group and such Distribution Date and
                              (ii) the Senior Prepayment Percentage for such
                              Loan Group of the applicable Non-PO Percentage of all amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal
Distribution Amount:          The Subordinate Principal Distribution Amount for
                              a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the applicable Non-PO Percentage all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Loan Group and such Distribution Date and
                              (ii) the Subordinate Prepayment Percentage for such Loan Group of the applicable Non-PO
                              Percentage all amounts described in clauses (e) and (f) of the definition of "Non-PO Principal
                              Amount" for such Loan Group and such Distribution
                              Date.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal (i) the aggregate class balance of the Senior Certificates of the related Group (but not the related PO Component) immediately prior to such date, divided by (ii) the aggregate principal balance (Non-PO Portion) of such Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Group 1 Priority Amount:      For any Distribution Date will equal the lesser of
                              (i) the sum of the class balances of the Class
                              1-A-3 and Class 1-A-4 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Group
                              1 Priority Percentage and (c) the Non-PO Principal
                              Amount for Loan Group 1.

Group 2 Priority Amount:      For any Distribution Date will equal the lesser of
                              (i) the sum of the class balances of the Class
                              2-A-3 and Class 2-A-4 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Group
                              2 Priority Percentage and (c) the Non-PO Principal
                              Amount for Loan Group 2.

Group 1 Priority
Percentage:                   For any Distribution Date will equal (i) the sum
                              of the class balances of the Class 1-A-3 and Class
                              1-A-4 Certificates divided by (ii) the Pool
                              Principal Balance (Non-PO Portion) for Loan Group
                              1.

Group 2 Priority
Percentage:                   For any Distribution Date will equal (i) the sum
                              of the class balances of the Class 2-A-3 and Class
                              2-A-4 Certificates divided by (ii) the Pool
                              Principal Balance (Non-PO Portion) for Loan Group
                              2.

Shift Percentage:             For the following Distribution Dates, will be as
                              follows:

                                                                     Shift
                              Distribution Date                    Percentage
                              ----------------------------------   ----------
                              January 2006 through December 2010            0%;
                              January 2011 through December 2011           30%
                              January 2012 through December 2012           40%
                              January 2013 through December 2013           60%
                              January 2014 through December 2014           80%
                              January 2015 and thereafter                 100%

Principal Distributions:      The Senior Principal Distribution Amount for Group
                              1 will generally be allocated as follows:

                              (i) To the Class 1-A-R Certificate, until its class balance has been reduced to zero;

                              (ii) Concurrently, to the Class 1-A-3, Class 1-A-4 Certificates, pro rata, up to the Group 1 Priority Amount for such Distribution Date, until their class balances have been reduced to zero;

                              (iii) $1,000, to the Class 1-A-1 Certificates, until their class balance has been reduced to zero;

                              (iv) $157,244 to the Class 1-A-5 and Class 1-A-6 Certificates, in that order, until their class balance has been reduced to zero;

                              (v) To the Class 1-A-1 Certificates until their class balances have been reduced to zero;

                              (vi)     To the Class 1-A-5 and Class 1-A-6
                                       Certificates, in that order, until their class balance has been reduced to zero;

                              (vii) To the Class 1-A-7 Certificates until their class balances have been reduced to zero;

                              (viii) Concurrently, to the Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their class balances have been reduced to zero.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Principal Distributions
(continued):                  The Senior Principal Distribution Amount for Group
                              2 will generally be allocated as follows:

                              (i) Concurrently, to the Class 2-A-3, Class 2-A-4 Certificates, pro rata, up to the Group 2 Priority Amount for such Distribution Date, until their class balances have been reduced to zero;

                              (ii) $1,000, to the Class 2-A-1 Certificates, until their class balance has been reduced to zero;

                              (iii) $265,947.50 to the Class 2-A-5 and Class
                                    2-A-6 Certificates, in that order, until their class balances have been reduced to zero;

                              (iv) To the Class 2-A-1 Certificates until their class balance has been reduced to zero;

                              (v)   To the Class 2-A-5 and Class 2-A-6
                                    Certificates, in that order, until their class balances have been reduced to zero;

                              (vi) To the Class 1-A-7 Certificates until their class balances have been reduced to zero;

                              (vii) Concurrently, to the Class 2-A-3 and Class
                                    2-A-4 Certificates, pro rata, until their class balances have been reduced to zero.

                              The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero.

                              The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero.

Subordinate Prepayment
Percentage:                   The Subordinate Prepayment Percentage for a Loan
                              Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Senior Prepayment
Percentage:                   For the following Distribution Dates, will be as
                              follows:

                              Distribution Date   Senior Prepayment Percentage
                              -----------------   ----------------------------

                              January 2006        100%;
                              through
                              December 2010

                              January 2011        the applicable Senior
                              through             Percentage plus, 70% of the
                              December 2011       applicable Subordinate
                                                  Percentage;

                              January 2012        the applicable Senior
                              through             Percentage plus, 60% of the
                              December 2012       applicable Subordinate
                                                  Percentage;

                              January 2013        the applicable Senior
                              through             Percentage plus, 40% of the
                              December 2013       applicable Subordinate
                                                  Percentage;

                              January 2014        the applicable Senior
                              through December    Percentage plus, 20% of the
                              December 2014       applicable Subordinate
                                                  Percentage;

                              January 2015 and    the applicable Senior
                              thereafter          Percentage;

                              provided, however, if on any Distribution Date the sum of the class balances of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans (the "Aggregate Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal 100%.

                              No decrease in the Senior Prepayment Percentages for the Loan Groups will occur if the following occurs as of any Distribution Date as to which any such decrease applied with respect to the Mortgage Loans in the aggregate: (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the aggregate class balance of the Class B Certificates, is equal to or greater than 50%, or
                              (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed the percentages of the aggregate balance of the Class B Certificates as of the Closing Date (the "Original Subordinate Principal Balance") indicated below:

                                                                  % of Original
                                                                   Subordinate
                                                                    Principal
                              Distribution Date Occurring            Balance
                              ----------------------------------  -------------
                              January 2011 through December 2011             30%
                              January 2012 through December 2012             35%
                              January 2013 through December 2013             40%
                              January 2014 through December 2014             45%
                              January 2015 and thereafter                    50%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Allocation of Losses:         On each Distribution Date, the applicable PO
                              Percentage of any Realized Loss on a Discount
                              Mortgage Loan in a Loan Group will be allocated to the applicable PO Component of that Loan Group, until the component balance is reduced to zero.
                              Such allocation will be effected on each Distribution Date by reducing the component balance of the PO Component of each Group, if and to the extent that such component balance (after taking into account the amount of all distributions to be made to such Group on such Distribution Date) exceeds the related Adjusted
                              Pool Amount (PO Portion) for the related Loan
                              Group for such Distribution Date. The amount of any such Realized Loss allocated to a PO Component will be treated as a "Class PO Deferred Amount."
                              To the extent funds are available on such Distribution Date or on any future Distribution
                              Date from amounts that would otherwise be allocable to the Subordinate Principal
                              Distribution Amounts, the Class PO Deferred
                              Amounts for the PO Component of a Group will be paid on such PO Component prior to distributions of principal on the Class B Certificates. Payments of the Class PO Deferred Amounts will be made from the principal payable to the Subordinate
                              Certificates beginning with the principal payable to the class of Subordinate Certificates with the highest numerical class designation. Any distribution in respect of unpaid Class PO
                              Deferred Amounts for a PO Component will not further reduce the component balance of such PO
                              Component. The Class PO Deferred Amounts will not bear interest. The class balance of the class of Class B Certificates then outstanding with the highest numerical class designation will be reduced by the amount of any payments in respect of Class PO Deferred Amounts for the PO
                              Components. Any excess of these Class PO Deferred
                              Amounts over the class balance of that class will be allocated to the next most subordinate class of Class B Certificates to reduce its class balance and so on, as necessary. On each Distribution
                              Date, the applicable Non-PO Percentage of any Realized Loss will be allocated first to the Class
                              B Certificates in the reverse order of their numerical class designations (beginning with the class of Class B Certificates then outstanding with the highest numerical class designation), in each case until the class balance of such class of Certificates has been reduced to zero, and then to the Senior Certificates of the related Group (but not the applicable PO Component) pro rata based on their respective class balances. Such allocation will be effected on each such Distribution Date by reducing the class balance of the class of Class B
                              Certificates then outstanding with the highest numerical class designation if and to the extent that the aggregate of the class balances of all classes of Senior Certificates (but not the Class
                              CB-PO Certificates) and the Class B Certificates
                              (after taking into account the amount of all distributions to be made on such Distribution
                              Date) exceeds the sum of the Adjusted Pool Amounts
                              (Non-PO Portion) for such Distribution Date for all Loan Groups.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Allocation of Losses
(Continued):                  After the Senior Credit Support Depletion Date, on
                              each Distribution Date, the aggregate of the class balances of all classes of Senior Certificates
                              (but not the component balance of the PO
                              Component) of a Group then outstanding will be reduced if and to the extent that such aggregate balance (after taking into account the amount of all distributions to be made on such Distribution
                              Date) exceeds the Adjusted Pool Amount (Non-PO
                              Portion) for the related Loan Group for such Distribution Date. The amount of any such reduction will be allocated among the Senior
                              Certificates (but not the PO Component) of such Group pro rata based on their respective class balances.

Adjusted Pool Amount:         The Adjusted Pool Amount for a Loan Group will
                              equal the aggregate unpaid principal balance of the Mortgage Loans in such Loan Group as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution
                              Dates and (ii) the principal portion of all Realized Losses (other than Debt Service
                              Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off Date through the end of the month preceding such Distribution Date.

Adjusted Pool Amount (PO
Portion):                     The Adjusted Pool Amount (PO Portion) for a Loan
                              Group will equal the sum as to each Mortgage Loan outstanding in such Loan Group as of the Cut-off
                              Date of the product of (A) the PO Percentage for such Mortgage Loan and (B) the principal balance of such Mortgage Loan as of the Cut-off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan
                              (including amounts received as Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed on the Certificates on such Distribution Date and all prior Distribution
                              Dates and (ii) the principal portion of any Realized Loss (other than a Debt Service
                              Reduction) incurred on such Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such Distribution
                              Date occurs.

Adjusted Pool Amount
(Non-PO Portion):             The Adjusted Pool Amount (Non-PO Portion) for a
                              Loan Group will equal the difference between the Adjusted Pool Amount for such Loan Group and the
                              Adjusted Pool Amount (PO Portion) for such Loan
                              Group.

Interest Accrual:             Interest will accrue on the Certificates (other
                              than the Class 1-A-1, Class 1-A-2, Class 2-A-1 and
                              Class 2-A-2 Certificates) during each one-month period ending on the last day of the month preceding the month in which each Distribution
                              Date occurs (each, a "Regular Interest Accrual
                              Period"). The initial Regular Interest Accrual
                              Period will be deemed to have commenced on December 1, 2005. Interest will accrue on the Class 1-A-1, Class 1-A-2, Class 2-A-1 and Class
                              2-A-2 Certificates from the previous Distribution
                              Date, or in the case of the first Distribution
                              Date, from the Closing Date, through and including the day prior to the current Distribution Date
                              (the "LIBOR Interest Accrual Period" and together with the Regular Interest Accrual Period, an
                              "Interest Accrual Period").


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Preliminary Credit Support
--------------------------------------------------------------------------------

The Subordinate Certificates provide credit support for the Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the Mortgage Loans to the Senior Certificates of the related group, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years.

                        Subordination of Certificates

             |                     Senior                      ^
             |             Credit Support [7.70%]              |
             |                                                 |
             |                    Class B-1                    |
             |             Credit Support [3.50%]              |
             |                                                 |
             |                    Class B-2                    |
             |             Credit Support [2.30%]              |
             |                                                 |   Order of Loss
 Priority    |                    Class B-3                    |    Allocation
of Payment   |             Credit Support [1.60%]              |
             |                                                 |
             |                    Class B-4                    |
             |             Credit Support [0.90%]              |
             |                                                 |
             |                    Class B-5                    |
             |             Credit Support [0.35%]              |
             |                                                 |
             |                    Class B-6                    |
             v             Credit Support [0.00%]              |

                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group will be made on each Distribution Date from the Pool Distribution Amount for the related Loan Group and distributions to the Subordinate Certificates will be made from the Pool Distribution Amounts for all Loan Groups in the following order of priority:

                      Preliminary Priority of Distributions

                      First, to the Senior Certificates and
                       interest bearing components of each
                             Group to pay Interest;

                                        |
                                        |
                                        v

                     Second, to the Senior Certificates and
                        PO Component of each Group to pay
                                   Principal;

                                        |
                                        |
                                        v

                        Third, to the PO Component of the
                       related Group to pay any applicable
                    Class PO Deferred Amounts, but only from
                         amounts that would otherwise be
                     distributable on such Distribution Date
                         as principal of the Subordinate
                                  Certificates.

                                        |
                                        |
                                        v

                     Fourth, sequentially, to each class of
                    Subordinate Certificates to pay Interest
                     and Principal in the order of numerical
                    class designations, beginning with Class
                       B-1 Certificates, until each class
                              balance is zero; and

                                        |
                                        |
                                        v

                     Fifth, to the residual certificate, any
                               remaining amounts.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Description of Servicer:      SunTrust Mortgage, Inc. ("SunTrust Mortgage") is a
                              wholly-owned subsidiary of SunTrust Bank, one of the nation's largest commercial banking organizations. As of September 30, 2005, SunTrust
                              Bank had total assets of $172.4 billion and total deposits of $113.7 billion. SunTrust Bank operates an extensive distribution network primarily in Florida, Georgia, Maryland, North Carolina, South
                              Carolina, Tennessee, Virginia, and the District of
                              Columbia, and also serves customers in selected markets nationally.

                              Currently, SunTrust Mortgage, Inc. originates loans through 135 locations in its markets and adjacent states, maintains correspondent and broker relationships in 48 states, and services loans in 50 states and the District of Columbia. SunTrust Mortgage, Inc. is engaged principally in the business of (i) originating, purchasing and selling residential mortgage loans and (ii) servicing residential mortgage loans for its own account or for the account of others. SunTrust Mortgage, Inc. is an approved servicer of Fannie Mae, Freddie Mac and the Government National Mortgage Association. SunTrust Mortgage, Inc. is headquartered in Richmond, Virginia. Its parent, SunTrust Bank, is headquartered in Atlanta, Georgia. SunTrust Mortgage, Inc. executive offices are located at 901 Semmes Avenue, Richmond, Virginia 23224.

Underwriting Guidelines
of SunTrust Mortgage,
Inc.: SunTrust Mortgage underwriting guidelines generally follow standard Fannie Mae guidelines. They are designed to evaluate the borrower's capacity to repay the loan, to evaluate the credit history of the borrower, to verify the availability of funds required for closing and cash reserves for fully documented loans, and to evaluate the acceptability and marketability of the property to be used as collateral. SunTrust Mortgage may consider a loan to have met underwriting guidelines where specific criteria or documentation are not met if, upon analyzing the overall qualitative evaluation of the loan package, there are acceptable compensating factors that can be used. SunTrust Mortgage also offers reduced documentation loans that eliminate the verification of income and assets or disclosure and verification of income and assets when specific underwriting criteria are met. Disclosure and verification of employment may also be waived within specific program parameters. SunTrust Mortgage continuously updates and enhances its underwriting guidelines to comply with secondary market investor guidelines and to reflect changes required for new mortgage products.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Underwriting Guidelines
of SunTrust Mortgage,
Inc. (Continued):             The real estate lending processes for one-to
                              four-family mortgage loans follow standard procedures, designed to comply with applicable federal and state laws and regulations. SunTrust
                              Mortgage requires that the borrower's sources of income have the probability of continuance, are stable sources and are sufficient to support repayment of the mortgage loan requested when disclosure and verification is required. A borrower is required to complete an application designed to provide pertinent information about the borrower, the property to be financed and the type of loan desired. As part of the description of the borrower's financial condition, SunTrust
                              Mortgage may require a description of assets and income. Liabilities and expenses are included on the application and SunTrust Mortgage obtains a credit report, which summarizes the borrower's credit history with merchants and lenders and any public records. In general, employment verification is obtained providing current and historical income information unless the specific program does not require disclosure or verification of employment. Such employment verification may be obtained either through analysis of the borrower's most recent W-2 form, a year to-date earnings statement and telephonic employment certification, or most recent federal income tax return, or from the borrower's employer, wherein the employer reports the length of employment and current salary with that organization or, in the cases where income is not verified, a verbal verification of employment without confirming income. Self-employed borrowers generally are required to submit their federal income tax return for the immediately preceding year plus year-to-date financial statements, if the loan application is made 120 days or longer after the end of the most recent tax year for which a federal tax return was provided unless they are originated into a reduced documentation loan that does not require verification of income.

                              To determine the acceptability and marketability of the mortgaged property as collateral, generally an independent appraisal is made of each mortgaged property considered for financing. An appraiser is required to inspect the mortgaged property and verify that it is in acceptable condition and that construction, if recent, has been completed. The evaluation is based on the appraiser's estimate of value, giving appropriate weight to both the market value of comparable housing, as well as the cost of replacing the mortgaged property. The underwriting guidelines require that the value of the mortgaged property being financed, as indicated by the independent evaluation, currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that such value will support the outstanding loan balance in the future.

                              SunTrust Mortgage may, as part of its overall evaluation of a borrower's creditworthiness, use credit scores to assist in making a credit decision. "Credit scores" are statistical credit scores designed to assess a borrower's creditworthiness and likelihood to default on a consumer obligation over a two-year period based on a borrower's credit history. Credit scores were not developed to predict the likelihood of default on mortgage loans and, accordingly, may not be indicative of the ability of a mortgagor to repay its mortgage loan but instead is used as a tool to evaluate how a borrower has handled credit obligations.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Underwriting Guidelines
of SunTrust Mortgage,
Inc. (Continued):             As a general rule, SunTrust Mortgage offers loan
                              amounts up to $2,000,000 for the purchase, rate and term refinance, or cash out refinance of the borrower's primary residence, 2nd home or investor property. The maximum loan amount for a cash out refinance $2,000,000 with $200,000 cash back to the borrower for LTV's > 80% and an unlimited amount of cash back to the borrower when the LTV is equal to or less than 80%.

Foreclosure and
Delinquency Experience
of SunTrust Mortgage,
Inc.: The following tables set forth certain information, as reported by SunTrust Mortgage concerning recent delinquency and foreclosure experience on mortgage loans serviced for its own portfolio and others. The delinquency and foreclosure experience in the following table includes mortgage loans with various terms to maturity, and includes loans having a variety of payment characteristics. There can be no assurance that the delinquency and foreclosure experience in the following table will be representative of the results that may be experienced with respect to the Mortgage Loans included in the Trust.

                             SunTrust Mortgage Inc.
                            Total Delinquency Report
                             As of December 31, 2003

                        Number
                          of
                         Loans    Percent    Dollar Amount    Percent
   Total Portfolio      550,619              68,957,145,132
Period of Delinquency
30-59 Days               11,041      2.01%    1,179,240,864      1.71%
60-89 Days                1,926      0.35%      185,749,038      0.27%
90-120 Days                 760      0.14%       65,933,494      0.10%
More Than 120 days          971      0.18%       99,492,259      0.14%
Foreclosure               1,059      0.19%      108,383,742      0.16%
Total Delinquency        15,757      2.87%    1,638,799,397      2.38%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                             SunTrust Mortgage Inc.
                            Total Delinquency Report
                             As of December 31, 2004

                        Number
                          of
                         Loans    Percent    Dollar Amount    Percent
   Total Portfolio      591,650              77,667,629,943
Period of Delinquency
30-59 Days               11,725      1.98%    1,332,814,305      1.72%
60-89 Days                1,897      0.32%      193,555,159      0.25%
90-120 Days                 818      0.14%       80,162,770      0.10%
More Than 120 days        1,119      0.19%      115,172,112      0.15%
Foreclosure               1,053      0.18%      107,943,378      0.14%
Total Delinquency        16,612      2.81%    1,829,647,724      2.36%

                             SunTrust Mortgage Inc.
                            Total Delinquency Report
                            As of September 30, 2005

                        Number
                          of
                         Loans    Percent    Dollar Amount    Percent
   Total Portfolio      695,266              97,377,709,221
Period of Delinquency
30-59 Days               12,749      1.83%    1,488,500,801      1.53%
60-89 Days                2,228      0.32%      238,068,647      0.24%
90-120 Days                 943      0.14%       83,517,915      0.09%
More Than 120 days        1,360      0.20%      143,328,257      0.15%
Foreclosure               1,189      0.17%      127,913,257      0.13%
Total Delinquency        18,469      2.66%    2,081,328,877      2.14%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                  Risk Factors
--------------------------------------------------------------------------------

Alternative Underwriting
Standards May Increase
Risk of Loss:                 The Mortgage Loans generally have been originated
                              using the Originator's "alternative" or "modified" underwriting guidelines. These underwriting guidelines are different from and, in certain respects, less stringent than the general underwriting guidelines employed by the
                              Originator. For example, such Mortgage Loans may have been originated with less than standard documentation or with higher maximum loan-to-value ratios. Accordingly, such Mortgage Loans may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using an Originator's general underwriting standards.

The Rate of Default on
Mortgage Loans that Are
Secured by Investor
Properties May Be Higher
than on Other Mortgage
Loans: Approximately 12.38% of the Group 1 Mortgage Loans, approximately 20.62% of the Group 2 Mortgage Loans, none of the Group 3 Mortgage Loans, all of the Group 4 Mortgage Loans and approximately 29.12% of all the Mortgage Loans (by aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group or Loan Groups) are expected to be secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the Mortgage Loan.

Class B Certificates
Provide Subordination
for all the Groups:           Because the Class B Certificates provide credit
                              support for all the Groups, the outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one or more Loan Groups. Therefore, Realized
                              Losses on the Mortgage Loans in one Loan Group will reduce the credit support provided by the Class B Certificates to the other Groups of Senior
                              Certificates and Components and increase the likelihood that Realized Losses may be allocated to such other Groups.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                  Risk Factors
--------------------------------------------------------------------------------

Each Yield Maintenance
Agreement is Subject to
Counterparty Risk:            The Securities Administrator on behalf of the
                              Trust will enter into Yield Maintenance Agreements with a counterparty, for the benefit of the Class
                              1-A-1 and Class 2-A-1 Certificates. The Yield
                              Maintenance Agreements will require the
                              Counterparty to make certain payments in certain circumstances. To the extent that payments on the Class 1-A-1 or Class 2-A-1 Certificates depend in part on payments to be received by the Securities
                              Administrator under the related Yield Maintenance
                              Agreement, the ability of the Securities
                              Administrator to make such payments on such Certificates will be subject to the credit risk of the Counterparty.

Mortgage Loans Paying
Interest Only During the
First Ten Years May Have
a Higher Risk of Default
or Rate of Prepayment:        Approximately 70.95% of the Group 1 Mortgage
                              Loans, approximately 51.15% of the Group 2
                              Mortgage Loans, approximately 46.01% of the Group
                              3 Mortgage Loans, approximately 63.22% of the
                              Group 4 Mortgage Loans and approximately 58.10% of all the Mortgage Loans (by aggregate Stated
                              Principal Balance of the Mortgage Loans in such Loan Group or Loan Groups) do not require any scheduled payments of principal during the first ten years after origination, but require scheduled payments of interest only during this time. During this ten year period, the payment due from the related mortgagor will be less than that of a traditional mortgage loan. In addition, the principal balance of the Mortgage Loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period.
                              Accordingly, no principal payments will be distributed to the related Certificates and Components from these Mortgage Loans during their interest only period except in the case of a prepayment. After the initial interest only period, payments on an Interest Only Mortgage Loan will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default or prepayment under the related
                              Mortgage Loan. In underwriting Interest Only
                              Mortgage Loans, originators generally do not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these Mortgage Loans because they do not amortize during the initial period. Losses, to the extent not covered by credit enhancement, will be allocated to the related Certificates and Components.

                              Mortgage loans with an initial interest only period are relatively new in the secondary mortgage market. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                  Risk Factors
--------------------------------------------------------------------------------

Subordination of Super
Senior Support and
Subordinate Certificates
Increases Risk of Loss:       If you purchase a Subordinate Certificate, you are
                              more likely to suffer losses as a result of losses or delinquencies on the Mortgage Loans than are holders of the Senior Certificates of the related
                              Group or Groups.

                              o     The rights of each class of Class B
                                    Certificates to receive distributions of interest and principal are subordinated to the rights of the Senior Certificates and Components and each class of Class B Certificates with a lower numerical designation. For example, the Class B-2 Certificates will not receive principal or interest on a Distribution Date until the Senior Certificates and Components of the Crossed Groups and the Class B-1 Certificates have received the amounts to which they are entitled on that Distribution Date.

                              o The Non-PO Percentage of losses that are realized on the Mortgage Loans will be allocated first to the Class B-6 Certificates, then to the Class B-5 Certificates and so on, in reverse of the numerical order of the Subordinate Certificates until the outstanding balances of those classes have been reduced to zero.

                              o     The Class 1-PO Component, Class 2-PO
                                    Component, Class 3-PO Component and Class
                                    4-PO Component will be entitled to
                                    reimbursement for certain losses allocated to them from amounts otherwise distributable as principal on the Class B Certificates in reverse numerical order, regardless of the Loan Group from which such payments are received.

                              If you purchase a Super Senior Support
                              Certificate, you should consider the risk that after the Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the related Mortgage Loans that are allocated to a class or classes of the Super Senior Certificates will be borne by the related class of Super Senior Support Certificates, rather than such class of Super Senior Certificates, for so long as the related class of Super Senior Support Certificates is outstanding.

                              The existence of Mortgage Loans in a Loan Group with Stated Principal Balances that are large in relation to the respective class balances of the Class B Certificates may increase the risk that such Certificates (in reverse numerical order) will bear Realized Losses that are large in relation to their respective class balances.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                  Risk Factors
--------------------------------------------------------------------------------

The Class 1-A-1 and
Class 2-A-1 Certificates
May Not Receive Amounts
Expected from the Yield
Maintenance Agreements:       Each of the "Class 1-A-1 Yield Maintenance Amount"
                              and the "Class 2-A-1 Yield Maintenance Amount" for any Distribution Date is based on the related notional amount, which decreases for each Distribution Date during the life of the related
                              Yield Maintenance Agreement. The notional amounts specified in the related Yield Maintenance
                              Agreement for each Distribution Date were derived by using an assumed prepayment rate. The actual rates of prepayment on the Mortgage Loans are likely to differ from the rates assumed. If prepayments on the applicable Mortgage Loans occur at a rate slower than the rates used in determining the notional amounts specified in the related Yield Maintenance Agreement, the class balance of the Class 1-A-1 Certificates or the Class 2-A-1 Certificates, as applicable, will be greater than the related notional amount for a Distribution Date. For any Distribution Date on which the notional amount is lower than the actual class balance of the Class 1-A-1 Certificates, the Class 1-A-1 Yield Maintenance Amount will be greater than the payment the Counterparty is required to make under the Class 1-A-1 Yield
                              Maintenance Agreement for such Distribution Date and therefore, a holder of a Class 1-A-1
                              Certificate may not receive its full Class 1-A-1
                              Yield Maintenance Amount for such Distribution
                              Date. For any Distribution Date on which the notional amount is lower than the actual class balance of the Class 2-A-1 Certificates, the Class
                              2-A-1 Yield Maintenance Amount will be greater than the payment the Counterparty is required to make under the Class 2-A-1 Yield Maintenance
                              Agreement for such Distribution Date and therefore, a holder of a Class 2-A-1 Certificate may not receive its full Class 2-A-1 Yield
                              Maintenance Amount for such Distribution Date.
                              However, to the extent that a holder of a Class
                              1-A-1 or Class 2-A-1 Certificate does not receive the full Class 1-A-1 Yield Maintenance Amount or
                              Class 2-A-1 Yield Maintenance Amount, as applicable, for a Distribution Date, such shortfall may be paid to the related class of Certificates from amounts in the related Reserve
                              Fund on future Distribution Dates, to the extent funds are available therefore.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

                 MBS New Issue Term Sheet - Collateral Appendix

                       Banc of America Funding Corporation
                                    Depositor

                 SunTrust Alternative Loan Trust, Series 2005-1F
                                     Issuer

               Mortgage Pass-Through Certificates, Series 2005-1F
                           $685,524,357 (approximate)

                                December 5, 2005

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                             IRS CIRCULAR 230 NOTICE

      THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

This term sheet does not contain all information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

The Depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333--121559) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322.

   The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:

    http://www.sec.gov/Archives/edgar/data/934377/000119312504218542/ds3.htm


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Group 1 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans

The Group 1 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 30 years and principal balances at origination in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 70.95% of the Group 1 Mortgage Loans require only the payment of interest for the first 120 months.

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

                                 Collateral Summary     Range (if applicable)
                                 ------------------    ----------------------
Total Outstanding Loan Balance         $199,708,968
Total Number of Loans                           356
Average Loan Principal Balance             $560,980    $330,000 to $2,000,000
WA Gross Coupon                               6.549%          5.625% to 8.500%
WA FICO                                         715                624 to 816
WA Original Term                         360 months
WA Remaining Term                        358 months         356 to 359 months
WA OLTV                                       70.31%          33.47% to 90.00%
Geographic Concentration of      CA           38.97%
Mortgaged Properties (Top 5      FL           19.54%
States) based on the Aggregate   VA            8.34%
Stated Principal Balance         GA            4.19%
                                 AZ            3.37%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Group 1 Mortgage Loan Data

                                                              All Group 1            Group 1 Discount         Group 1 Premium
                                                             Mortgage Loans           Mortgage Loans           Mortgage Loans
                                                         ----------------------    --------------------    ----------------------
Number of Mortgage Loans                                                    356                      26                       330
Aggregate Stated Principal Balance (1)                             $199,708,968             $12,799,259              $186,909,710
Range of Original Terms to Stated Maturity (1)                       360 months              360 months                360 months
Range of Stated Principal Balances (1)                   $330,000 to $2,000,000    $364,377 to $840,000    $330,000 to $2,000,000
Average Stated Principal Balance (1)                                   $560,980                $492,279                  $566,393
Latest Stated Maturity Date                                    November 1, 2035        November 1, 2035          November 1, 2035
Range of Current Mortgage Interest Rates (1)                    5.625% to 8.500%        5.625% to 5.875%          6.000% to 8.500%
Weighted Average Current Mortgage Interest Rate (1)                       6.549%                  5.810%                    6.600%
Range of Remaining Terms to Stated Maturity (1)               356 to 359 months       357 to 359 months         356 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)               358 months              358 months                358 months
Range of Original Loan-to-Value Ratios (1)                      33.47% to 90.00%        42.13% to 80.00%          33.47% to 90.00%
Weighted Average Original Loan-to-Value Ratio (1)                         70.31%                  64.35%                    70.72%

(1)      Approximate.

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Occupancy                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Primary Residence                   271   $149,441,396.28       74.83%
Second Home                          36     25,545,913.41       12.79
Investor Property                    49     24,721,658.76       12.38
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 1 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Property Type                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Single Family Residence             231   $128,650,823.85       64.42%
PUD Detached                         66     37,758,537.21       18.91
Condominium                          33     18,414,009.36        9.22
PUD Attached                         12      4,941,120.95        2.47
2-Family                              8      4,550,406.35        2.28
3-Family                              4      3,503,440.34        1.75
4-Family                              2      1,890,630.39        0.95
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Purpose                         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Purchase                            181    $95,889,288.13       48.01%
Refinance-Cashout                   145     85,294,476.94       42.71
Refinance-Rate/Term                  30     18,525,203.38        9.28
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Geographic Area                 Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Alabama                               2     $1,920,000.00        0.96%
Arizona                              10      6,728,305.06        3.37
California                          144     77,826,171.69       38.97
Colorado                              2      1,010,826.35        0.51
Delaware                              1        572,000.00        0.29
District of Columbia                  3      1,619,500.00        0.81
Florida                              64     39,013,440.85       19.54
Georgia                              15      8,359,260.50        4.19
Idaho                                 1      1,499,593.75        0.75
Illinois                              8      4,593,660.13        2.30
Maine                                 3      1,919,130.31        0.96
Maryland                             12      6,379,070.38        3.19
Massachusetts                         6      4,525,491.03        2.27
Michigan                              1        556,000.00        0.28
Montana                               2        928,300.00        0.46
Nevada                                1        564,000.00        0.28
New Hampshire                         1        782,910.75        0.39
New Jersey                            2      1,008,743.68        0.51
New Mexico                            2        876,110.23        0.44
New York                              1      1,000,000.00        0.50
North Carolina                        8      4,493,630.06        2.25
Oregon                                7      5,038,947.63        2.52
Pennsylvania                          2        814,400.00        0.41
Rhode Island                          1        500,000.00        0.25
South Carolina                        2        836,483.61        0.42
Tennessee                             4      2,256,496.34        1.13
Texas                                 3      1,482,985.65        0.74
Utah                                  2        895,277.95        0.45
Virginia                             36     16,646,290.03        8.34
Washington                            9      4,621,942.47        2.31
West Virginia                         1        440,000.00        0.22
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, no more than approximately 2.33% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Loan         Mortgage        Cut-off       Principal
Principal Balances ($)          Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
300,000.01 - 350,000.00               1       $330,000.00        0.17%
350,000.01 - 400,000.00              63     24,193,332.89       12.11
400,000.01 - 450,000.00              90     38,570,226.80       19.31
450,000.01 - 500,000.00              50     23,983,329.33       12.01
500,000.01 - 550,000.00              29     15,208,149.52        7.62
550,000.01 - 600,000.00              38     21,911,918.73       10.97
600,000.01 - 650,000.00              26     16,530,907.31        8.28
650,000.01 - 700,000.00               4      2,709,542.74        1.36
700,000.01 - 750,000.00               9      6,515,443.31        3.26
750,000.01 - 800,000.00              11      8,513,513.83        4.26
800,000.01 - 850,000.00               5      4,148,440.69        2.08
850,000.01 - 900,000.00               2      1,759,578.41        0.88
900,000.01 - 950,000.00               4      3,719,630.39        1.86
950,000.01 - 1,000,000.00             9      8,876,173.74        4.44
1,000,000.01 - 1,500,000.00           9     11,815,837.69        5.92
1,500,000.01 - 2,000,000.00           6     10,922,943.07        5.47
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $560,980.

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Original Loan-To-Value        Mortgage        Cut-off       Principal
Ratios (%)                      Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
30.01 - 35.00                         1       $400,000.00        0.20%
35.01 - 40.00                         2      2,556,000.00        1.28
40.01 - 45.00                         5      2,073,192.22        1.04
45.01 - 50.00                        13      9,594,279.78        4.80
50.01 - 55.00                        12      6,539,809.07        3.27
55.01 - 60.00                        19     10,689,700.93        5.35
60.01 - 65.00                        75     44,757,032.75       22.41
65.01 - 70.00                        30     21,678,521.57       10.86
70.01 - 75.00                        20     10,483,385.98        5.25
75.01 - 80.00                       175     89,304,280.36       44.72
85.01 - 90.00                         4      1,632,765.79        0.82
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.31%.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Interest     Mortgage        Cut-off       Principal
Rates (%)                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
5.501 - 5.750                        11     $5,225,690.45        2.62%
5.751 - 6.000                        54     29,785,551.08       14.91
6.001 - 6.250                        60     35,036,037.76       17.54
6.251 - 6.500                        80     45,174,468.54       22.62
6.501 - 6.750                        55     30,230,796.77       15.14
6.751 - 7.000                        41     26,814,371.03       13.43
7.001 - 7.250                        29     14,563,469.56        7.29
7.251 - 7.500                        10      5,566,445.93        2.79
7.501 - 7.750                         9      4,346,187.33        2.18
7.751 - 8.000                         3      1,244,950.00        0.62
8.001 - 8.250                         1        360,000.00        0.18
8.251 - 8.500                         3      1,361,000.00        0.68
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.549% per annum.

                Remaining Terms of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Remaining Term (Months)         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
341 - 360                           356   $199,708,968.45      100.00%
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Credit Scores                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
801 - 850                             6     $2,930,242.62        1.47%
751 - 800                            94     48,894,841.47       24.48
701 - 750                           105     60,253,180.28       30.17
651 - 700                           122     72,974,549.67       36.54
601 - 650                            29     14,656,154.41        7.34
---------------------------   ---------   ---------------   ---------
Total:                              356   $199,708,968.45      100.00%
===========================   =========   ===============   =========

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Group 2 Collateral Summary

Description of The Mortgage Loans

The Group 2 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 51.15% of the Group 2 Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates less than or equal to 6.500%.

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

                                 Collateral Summary     Range (if applicable)
                                 ------------------    ----------------------
Total Outstanding Loan Balance         $233,906,241
Total Number of Loans                         1,286
Average Loan Principal Balance             $181,887       $12,764 to $650,000
WA Gross Coupon                               6.271%         5.625% to 6.500%
WA FICO                                         705                608 to 835
WA Original Term                         360 months         240 to 360 months
WA Remaining Term                        358 months         237 to 359 months
WA OLTV                                       73.88%         12.73% to 95.00%
Geographic Concentration of      CA           16.36%
Mortgaged Properties (Top 5      GA           13.05%
States) based on the Aggregate   FL           11.86%
Stated Principal Balance         VA            7.21%
                                 WA            5.24%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                                Group 2 Mortgage Loan Data

                                                              All Group 2            Group 2 Discount         Group 2 Premium
                                                             Mortgage Loans           Mortgage Loans           Mortgage Loans
                                                         ----------------------    --------------------    ----------------------
Number of Mortgage Loans                                                  1,286                      75                     1,211
Aggregate Stated Principal Balance (1)                             $233,906,241             $14,296,474              $219,609,767
Range of Original Terms to Stated Maturity (1)                240 to 360 months       240 to 360 months         240 to 360 months
Range of Stated Principal Balances (1)                      $12,764 to $650,000     $41,600 to $525,000       $12,764 to $650,000
Average Stated Principal Balance (1)                                   $181,887                $190,620                  $181,346
Latest Stated Maturity Date                                    November 1, 2035        November 1, 2035          November 1, 2035
Range of Current Mortgage Interest Rates (1)                    5.625% to 6.500%        5.625% to 5.875%          6.000% to 6.500%
Weighted Average Current Mortgage Interest Rate (1)                       6.271%                  5.842%                    6.299%
Range of Remaining Terms to Stated Maturity (1)               237 to 359 months       238 to 359 months         237 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)               358 months              357 months                358 months
Range of Original Loan-to-Value Ratios (1)                      12.73% to 95.00%        25.86% to 95.00%          12.73% to 95.00%
Weighted Average Original Loan-to-Value Ratio (1)                         73.88%                  68.50%                    74.23%

(1)   Approximate.

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Occupancy                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Primary Residence                   955   $177,013,589.34       75.68%
Investor Property                   283     48,238,675.09       20.62
Second Home                          48      8,653,976.57        3.70
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 2 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Property Type                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Single Family Residence             895   $156,715,937.36       67.00%
PUD Detached                        176     35,016,811.05       14.97
Condominium                          98     16,140,955.10        6.90
PUD Attached                         51     11,001,972.52        4.70
2-Family                             36      6,669,766.26        2.85
4-Family                             17      4,941,831.38        2.11
3-Family                             11      3,070,176.93        1.31
Condotel                              1        219,056.13        0.09
Condo - Site                          1        129,734.27        0.06
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Purpose                         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Purchase                            804   $143,134,888.19       61.19%
Refinance-Cashout                   334     64,449,682.96       27.55
Refinance-Rate/Term                 148     26,321,669.85       11.25
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Geographic Area                 Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Alabama                              23     $3,656,058.98        1.56%
Arizona                              27      5,678,999.89        2.43
Arkansas                              9      1,133,922.84        0.48
California                          160     38,267,565.93       16.36
Colorado                             44      8,460,547.67        3.62
Connecticut                           8      1,088,995.22        0.47
Delaware                              2        363,643.38        0.16
District of Columbia                  7      1,862,326.54        0.80
Florida                             157     27,736,548.02       11.86
Georgia                             202     30,516,160.06       13.05
Idaho                                10      1,321,324.22        0.56
Illinois                             18      3,741,936.68        1.60
Indiana                               1        127,767.94        0.05
Iowa                                  5        703,985.43        0.30
Kansas                                6        800,348.66        0.34
Kentucky                              5        637,282.45        0.27
Maine                                22      3,512,880.06        1.50
Maryland                             47     11,116,482.39        4.75
Massachusetts                         9      1,967,355.57        0.84
Michigan                              8      1,374,580.33        0.59
Minnesota                            22      4,201,454.10        1.80
Mississippi                           2        301,213.02        0.13
Missouri                             12      1,811,836.91        0.77
Montana                               6        951,593.55        0.41
Nebraska                              6        824,310.46        0.35
Nevada                               16      3,487,658.58        1.49
New Hampshire                         8      1,654,867.92        0.71
New Jersey                           11      2,760,197.55        1.18
New Mexico                           15      2,443,823.30        1.04
New York                              7      1,115,521.73        0.48
North Carolina                       38      5,178,701.72        2.21
North Dakota                          1         99,517.87        0.04
Ohio                                 17      2,383,827.29        1.02
Oklahoma                             11      1,667,922.82        0.71
Oregon                               62     11,763,520.64        5.03
Pennsylvania                          9      1,317,871.94        0.56
Rhode Island                          1        167,200.00        0.07
South Carolina                       16      2,458,321.53        1.05
South Dakota                          6        854,035.94        0.37
Tennessee                            47      6,344,045.43        2.71
Texas                                30      4,287,106.05        1.83
Utah                                 13      1,911,645.62        0.82
Vermont                               1         90,219.55        0.04
Virginia                             84     16,853,868.30        7.21
Washington                           60     12,246,025.67        5.24
West Virginia                         8      1,497,029.11        0.64
Wisconsin                             6      1,051,308.37        0.45
Wyoming                               1        112,883.77        0.05
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, no more than approximately 0.51% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Loan         Mortgage        Cut-off       Principal
Principal Balances ($)          Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
0.01 - 50,000.00                      7       $276,011.41        0.12%
50,000.01 - 100,000.00              157     13,078,371.17        5.59
100,000.01 - 150,000.00             370     46,321,487.49       19.80
150,000.01 - 200,000.00             306     53,522,748.86       22.88
200,000.01 - 250,000.00             190     42,338,108.28       18.10
250,000.01 - 300,000.00             140     38,642,346.19       16.52
300,000.01 - 350,000.00              83     26,932,341.64       11.51
350,000.01 - 400,000.00              28     10,101,825.96        4.32
450,000.01 - 500,000.00               1        455,000.00        0.19
500,000.01 - 550,000.00               2      1,033,000.00        0.44
550,000.01 - 600,000.00               1        555,000.00        0.24
600,000.01 - 650,000.00               1        650,000.00        0.28
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $181,887.

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Original Loan-To-Value        Mortgage        Cut-off       Principal
Ratios (%)                      Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
10.01 - 15.00                         2       $149,526.36        0.06%
20.01 - 25.00                         4        558,851.52        0.24
25.01 - 30.00                         8      1,292,786.48        0.55
30.01 - 35.00                        10      1,015,710.32        0.43
35.01 - 40.00                        17      2,331,589.30        1.00
40.01 - 45.00                        27      4,138,310.42        1.77
45.01 - 50.00                        33      6,300,575.77        2.69
50.01 - 55.00                        29      4,750,920.01        2.03
55.01 - 60.00                        48      9,271,815.77        3.96
60.01 - 65.00                       116     23,799,902.65       10.17
65.01 - 70.00                        49      9,579,926.00        4.10
70.01 - 75.00                        51     10,961,802.99        4.69
75.01 - 80.00                       840    151,078,777.56       64.59
80.01 - 85.00                         5        667,872.88        0.29
85.01 - 90.00                        28      4,847,946.30        2.07
90.01 - 95.00                        19      3,159,926.67        1.35
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.88%.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Interest     Mortgage        Cut-off       Principal
Rates (%)                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
5.501 - 5.750                        14     $3,124,779.26        1.34%
5.751 - 6.000                       218     41,832,118.47       17.88
6.001 - 6.250                       434     76,899,063.21       32.88
6.251 - 6.500                       620    112,050,280.06       47.90
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.271% per annum.

                Remaining Terms of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Remaining Term (Months)         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
221 - 240                             2       $269,409.35        0.12%
341 - 360                         1,284    233,636,831.65       99.88
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Credit Scores                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
801 - 850                            30     $4,310,220.87        1.84%
751 - 800                           247     44,136,315.05       18.87
701 - 750                           355     65,131,370.31       27.85
651 - 700                           496     91,550,969.05       39.14
601 - 650                           158     28,777,365.72       12.30
---------------------------   ---------   ---------------   ---------
Total:                            1,286   $233,906,241.00      100.00%
===========================   =========   ===============   =========

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Group 3 Collateral Summary

Description of The Mortgage Loans

The Group 3 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. None of the Group 3 Mortgage Loans will have loan rates less than 6.625% and be secured by Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 46.01% of the Group 3 Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates greater than 6.500% and are secured by residences occupied or to be occupied by the borrowers.

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

                                 Collateral Summary     Range (if applicable)
                                 ------------------    ----------------------
Total Outstanding Loan Balance         $133,130,965
Total Number of Loans                           793
Average Loan Principal Balance             $167,883       $39,899 to $416,000
WA Gross Coupon                               6.944%         6.625% to 8.250%
WA FICO                                         696                592 to 817
WA Original Term                         359 months         240 to 360 months
WA Remaining Term                        357 months         238 to 359 months
WA OLTV                                       79.73%         16.67% to 95.00%
Geographic Concentration of      FL           21.03%
Mortgaged Properties (Top 5      GA           11.87%
States) based on the Aggregate   VA            7.04%
Stated Principal Balance         CA            5.25%
                                 AZ            4.91%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                                                Group 3 Mortgage Loan Data

                                                              All Group 3            Group 3 Discount         Group 3 Premium
                                                             Mortgage Loans           Mortgage Loans           Mortgage Loans
                                                         ----------------------    --------------------    ----------------------
Number of Mortgage Loans                                                    793                     160                       633
Aggregate Stated Principal Balance (1)                             $133,130,965             $27,679,163              $105,451,801
Range of Original Terms to Stated Maturity (1)                240 to 360 months              360 months         240 to 360 months
Range of Stated Principal Balances (1)                      $39,899 to $416,000     $41,856 to $359,650       $39,899 to $416,000
Average Stated Principal Balance (1)                                   $167,883                $172,995                  $166,591
Latest Stated Maturity Date                                    November 1, 2035        November 1, 2035          November 1, 2035
Range of Current Mortgage Interest Rates (1)                    6.625% to 8.250%        6.625% to 6.625%          6.750% to 8.250%
Weighted Average Current Mortgage Interest Rate (1)                       6.944%                  6.625%                    7.027%
Range of Remaining Terms to Stated Maturity (1)               238 to 359 months       355 to 359 months         238 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)               357 months              358 months                357 months
Range of Original Loan-to-Value Ratios (1)                      16.67% to 95.00%        23.91% to 95.00%          16.67% to 95.00%
Weighted Average Original Loan-to-Value Ratio (1)                         79.73%                  77.30%                    80.36%

(1)   Approximate.

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Occupancy                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Primary Residence                   651   $110,357,051.68       82.89%
Second Home                         142     22,773,912.85       17.11
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 3 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Property Type                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Single Family Residence             517    $83,019,900.04       62.36%
PUD Detached                        117     23,169,080.15       17.40
Condominium                         105     17,252,423.46       12.96
PUD Attached                         29      4,853,442.96        3.65
2-Family                             19      3,291,179.55        2.47
3-Family                              3        853,038.37        0.64
4-Family                              3        691,900.00        0.52
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Purpose                         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Purchase                            581    $95,392,518.51       71.65%
Refinance-Cashout                   163     29,918,002.84       22.47
Refinance-Rate/Term                  49      7,820,443.18        5.87
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Geographic Area                 Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Alabama                               8     $1,573,510.89        1.18%
Arizona                              32      6,541,650.34        4.91
Arkansas                              3        364,992.46        0.27
California                           27      6,982,875.67        5.25
Colorado                             10      1,452,666.49        1.09
Connecticut                           2        267,388.23        0.20
Delaware                              3        565,864.10        0.43
Florida                             151     27,994,804.39       21.03
Georgia                             104     15,800,343.08       11.87
Idaho                                16      2,488,619.17        1.87
Illinois                             13      2,373,821.73        1.78
Indiana                               3        189,201.02        0.14
Iowa                                  4        356,963.92        0.27
Kansas                                6        637,415.52        0.48
Kentucky                              8        871,513.88        0.65
Maine                                28      4,625,202.29        3.47
Maryland                             21      5,008,272.05        3.76
Massachusetts                        12      2,755,040.16        2.07
Michigan                              7        998,309.96        0.75
Minnesota                            13      2,498,670.64        1.88
Mississippi                           4        596,231.01        0.45
Missouri                             21      2,884,445.75        2.17
Montana                               5        538,747.72        0.40
Nebraska                              2        235,859.50        0.18
Nevada                                4        768,030.03        0.58
New Hampshire                         6      1,263,094.60        0.95
New Jersey                            4        742,820.40        0.56
New Mexico                           11      1,795,894.80        1.35
New York                              3        620,639.91        0.47
North Carolina                       37      4,641,697.30        3.49
Ohio                                 12      1,439,447.09        1.08
Oklahoma                              5        486,934.37        0.37
Oregon                               19      3,642,566.26        2.74
Pennsylvania                         12      2,318,533.95        1.74
Rhode Island                          1        271,518.71        0.20
South Carolina                       22      3,129,913.52        2.35
South Dakota                          4        364,874.07        0.27
Tennessee                            28      2,958,232.53        2.22
Texas                                22      2,854,287.73        2.14
Utah                                 12      2,093,504.04        1.57
Vermont                               3        432,265.52        0.32
Virginia                             50      9,374,847.74        7.04
Washington                           17      3,023,187.00        2.27
West Virginia                         3        402,536.73        0.30
Wisconsin                            14      1,762,106.21        1.32
Wyoming                               1        141,622.05        0.11
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, no more than approximately 0.91% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Loan         Mortgage        Cut-off       Principal
Principal Balances ($)          Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
0.01 - 50,000.00                      9       $407,683.55        0.31%
50,000.01 - 100,000.00              145     11,580,847.87        8.70
100,000.01 - 150,000.00             215     27,116,011.29       20.37
150,000.01 - 200,000.00             186     32,330,583.56       24.28
200,000.01 - 250,000.00             124     27,623,373.13       20.75
250,000.01 - 300,000.00              63     17,099,068.05       12.84
300,000.01 - 350,000.00              37     11,920,290.23        8.95
350,000.01 - 400,000.00              13      4,637,106.85        3.48
400,000.01 - 450,000.00               1        416,000.00        0.31
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $167,883.

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Original Loan-To-Value        Mortgage        Cut-off       Principal
Ratios (%)                      Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
15.01 - 20.00                         2       $106,627.87        0.08%
20.01 - 25.00                         1        153,000.00        0.11
25.01 - 30.00                         3        254,639.14        0.19
30.01 - 35.00                         3        392,400.34        0.29
35.01 - 40.00                         1        249,578.74        0.19
40.01 - 45.00                         5        631,910.28        0.47
45.01 - 50.00                         2        292,347.33        0.22
50.01 - 55.00                         7      1,151,457.08        0.86
55.01 - 60.00                         4        945,957.48        0.71
60.01 - 65.00                        21      3,213,470.85        2.41
65.01 - 70.00                        20      3,247,368.02        2.44
70.01 - 75.00                        39      7,450,143.72        5.60
75.01 - 80.00                       557     94,077,424.84       70.67
80.01 - 85.00                         1        249,865.02        0.19
85.01 - 90.00                        52      9,075,749.47        6.82
90.01 - 95.00                        75     11,639,024.35        8.74
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 79.73%.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Interest     Mortgage        Cut-off       Principal
Rates (%)                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
6.501 - 6.750                       333    $57,748,906.11       43.38%
6.751 - 7.000                       244     40,385,384.83       30.34
7.001 - 7.250                       105     16,706,251.06       12.55
7.251 - 7.500                        69     11,814,201.72        8.87
7.501 - 7.750                        24      3,462,362.55        2.60
7.751 - 8.000                        12      2,159,527.11        1.62
8.001 - 8.250                         6        854,331.15        0.64
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 6.944% per annum.

                Remaining Terms of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Remaining Term (Months)         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
221 - 240                             4       $598,075.35        0.45%
341 - 360                           789    132,532,889.18       99.55
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Credit Scores                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
801 - 850                             7       $932,285.34        0.70%
751 - 800                            89     14,723,237.55       11.06
701 - 750                           228     38,684,551.10       29.06
651 - 700                           343     58,476,200.83       43.92
601 - 650                           122     19,689,949.22       14.79
551 - 600                             1        169,740.49        0.13
Not Scored                            3        455,000.00        0.34
---------------------------   ---------   ---------------   ---------
Total:                              793   $133,130,964.53      100.00%
===========================   =========   ===============   =========

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Group 4 Collateral Summary

Description of The Mortgage Loans

The Group 4 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 63.22% of the Group 4 Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates greater than 6.500% and are secured by investor properties.

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

                                 Collateral Summary     Range (if applicable)
                                 ------------------    ----------------------
Total Outstanding Loan Balance         $129,925,144
Total Number of Loans                           924
Average Loan Principal Balance             $140,612       $24,742 to $528,000
WA Gross Coupon                               7.188%         6.625% to 8.500%
WA FICO                                         725                620 to 816
WA Original Term                         359 months         240 to 360 months
WA Remaining Term                        357 months         236 to 359 months
WA OLTV                                       78.82%         34.43% to 90.00%
Geographic Concentration of      FL           27.44%
Mortgaged Properties (Top 5      GA           11.32%
States) based on the Aggregate   VA            4.97%
Stated Principal Balance         CA            4.86%
                                 AZ            4.46%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                           Group 4 Mortgage Loan Data

                                                              All Group 4            Group 4 Discount         Group 4 Premium
                                                             Mortgage Loans           Mortgage Loans           Mortgage Loans
                                                         ----------------------    --------------------    ----------------------
Number of Mortgage Loans                                                    924                      73                       851
Aggregate Stated Principal Balance (1)                             $129,925,144             $10,321,468              $119,603,676
Range of Original Terms to Stated Maturity (1)                240 to 360 months              360 months         240 to 360 months
Range of Stated Principal Balances (1)                      $24,742 to $528,000     $39,929 to $323,427       $24,742 to $528,000
Average Stated Principal Balance (1)                                   $140,612                $141,390                  $140,545
Latest Stated Maturity Date                                    November 1, 2035        November 1, 2035          November 1, 2035
Range of Current Mortgage Interest Rates (1)                    6.625% to 8.500%        6.625% to 6.625%          6.750% to 8.500%
Weighted Average Current Mortgage Interest Rate (1)                       7.188%                  6.625%                    7.236%
Range of Remaining Terms to Stated Maturity (1)               236 to 359 months       356 to 359 months         236 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)               357 months              358 months                357 months
Range of Original Loan-to-Value Ratios (1)                      34.43% to 90.00%        50.85% to 90.00%          34.43% to 90.00%
Weighted Average Original Loan-to-Value Ratio (1)                         78.82%                  77.63%                    78.92%

(1)   Approximate.

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Occupancy                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Investor Property                   924   $129,925,143.92      100.00%
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 4 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Property Type                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Single Family Residence             561    $71,054,683.39       54.69%
PUD Detached                         86     16,071,458.43       12.37
Condominium                         102     14,208,872.89       10.94
2-Family                             74     10,214,602.48        7.86
4-Family                             43      8,607,459.38        6.62
PUD Attached                         33      5,297,787.57        4.08
3-Family                             24      4,227,279.78        3.25
Condotel                              1        243,000.00        0.19
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Purpose                         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Purchase                            716   $103,352,216.44       79.55%
Refinance-Cashout                   154     20,462,035.06       15.75
Refinance-Rate/Term                  54      6,110,892.42        4.70
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Geographic Area                 Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Alabama                               5       $402,507.06        0.31%
Arizona                              28      5,791,917.55        4.46
Arkansas                              2        366,255.96        0.28
California                           33      6,310,522.67        4.86
Colorado                              9      1,596,820.00        1.23
Delaware                              7      1,144,333.01        0.88
District of Columbia                  6      1,404,607.64        1.08
Florida                             213     35,650,658.43       27.44
Georgia                             124     14,710,033.06       11.32
Idaho                                17      2,680,765.80        2.06
Illinois                             12      2,104,299.78        1.62
Indiana                               9        571,399.76        0.44
Kansas                                3        205,394.00        0.16
Kentucky                              5        766,466.37        0.59
Louisiana                             4        468,256.86        0.36
Maine                                 8      1,295,228.38        1.00
Maryland                             32      4,714,479.10        3.63
Massachusetts                        12      2,859,003.01        2.20
Michigan                             18      1,614,993.30        1.24
Minnesota                            29      4,867,117.39        3.75
Mississippi                           4        570,237.46        0.44
Missouri                             19      1,487,072.28        1.14
Montana                               5        783,534.81        0.60
Nebraska                              1        115,507.91        0.09
Nevada                                3        620,400.00        0.48
New Hampshire                         4        835,555.62        0.64
New Jersey                            2        211,510.39        0.16
New Mexico                           12      1,517,415.28        1.17
New York                              7      1,554,008.05        1.20
North Carolina                       24      2,314,557.04        1.78
Ohio                                  8        833,158.86        0.64
Oklahoma                              8        529,470.35        0.41
Oregon                               34      5,337,432.98        4.11
Pennsylvania                          5        301,873.75        0.23
South Carolina                       23      1,926,391.70        1.48
South Dakota                          1         89,600.00        0.07
Tennessee                            41      3,820,751.76        2.94
Texas                                55      5,716,702.05        4.40
Utah                                  7      1,035,328.25        0.80
Virginia                             56      6,457,707.24        4.97
Washington                           23      3,792,865.34        2.92
Wisconsin                             5        480,382.39        0.37
Wyoming                               1         68,621.28        0.05
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, no more than approximately 1.68% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Loan         Mortgage        Cut-off       Principal
Principal Balances ($)          Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
0.01 - 50,000.00                     43     $1,898,979.21        1.46%
50,000.01 - 100,000.00              265     20,089,718.80       15.46
100,000.01 - 150,000.00             281     35,126,535.16       27.04
150,000.01 - 200,000.00             169     29,487,971.91       22.70
200,000.01 - 250,000.00              90     20,277,058.43       15.61
250,000.01 - 300,000.00              48     13,213,117.20       10.17
300,000.01 - 350,000.00              16      5,134,499.26        3.95
350,000.01 - 400,000.00               9      3,228,010.40        2.48
450,000.01 - 500,000.00               2        941,253.56        0.72
500,000.01 - 550,000.00               1        527,999.99        0.41
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $140,612.

         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Original Loan-To-Value        Mortgage        Cut-off       Principal
Ratios (%)                      Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
30.01 - 35.00                         1       $104,727.27        0.08%
35.01 - 40.00                         2        190,000.00        0.15
40.01 - 45.00                         3        452,783.59        0.35
45.01 - 50.00                         3        433,540.28        0.33
50.01 - 55.00                         5        629,888.25        0.48
55.01 - 60.00                         3        361,088.30        0.28
60.01 - 65.00                        23      2,965,269.29        2.28
65.01 - 70.00                        35      4,457,989.55        3.43
70.01 - 75.00                        51      7,520,132.54        5.79
75.01 - 80.00                       738    105,746,725.69       81.39
80.01 - 85.00                         8        997,334.23        0.77
85.01 - 90.00                        52      6,065,664.93        4.67
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 78.82%.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Interest     Mortgage        Cut-off       Principal
Rates (%)                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
6.501 - 6.750                       203    $27,859,066.66       21.44%
6.751 - 7.000                       233     34,436,811.54       26.51
7.001 - 7.250                       168     23,816,971.86       18.33
7.251 - 7.500                       131     18,468,640.04       14.21
7.501 - 7.750                        74      9,615,675.93        7.40
7.751 - 8.000                        76     11,191,319.86        8.61
8.001 - 8.250                        36      3,763,773.98        2.90
8.251 - 8.500                         3        772,884.05        0.59
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 7.188% per annum.

                Remaining Terms of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Remaining Term (Months)         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
221 - 240                             8       $860,026.34        0.66%
341 - 360                           916    129,065,117.58       99.34
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Credit Scores                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
801 - 850                            19     $3,325,018.64        2.56%
751 - 800                           229     34,690,842.99       26.70
701 - 750                           365     50,861,337.90       39.15
651 - 700                           294     38,856,747.27       29.91
601 - 650                            17      2,191,197.12        1.69
---------------------------   ---------   ---------------   ---------
Total:                              924   $129,925,143.92      100.00%
===========================   =========   ===============   =========

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                        Crossed Group Collateral Summary

Description of The Mortgage Loans

The Crossed Group Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 58.10% of the Crossed Group Mortgage Loans require only the payment of interest for the first 120 months.

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

                                 Collateral Summary     Range (if applicable)
                                 ------------------    ----------------------
Total Outstanding Loan Balance         $696,671,318
Total Number of Loans                         3,359
Average Loan Principal Balance             $207,404     $12,764 to $2,000,000
WA Gross Coupon                               6.650%         5.625% to 8.500%
WA FICO                                         710                592 to 835
WA Original Term                         360 months         240 to 360 months
WA Remaining Term                        357 months         236 to 359 months
WA OLTV                                       74.89%         12.73% to 95.00%
Geographic Concentration of      FL           18.72%
Mortgaged Properties (Top 5      CA           18.57%
States) based on the Aggregate   GA            9.96%
Stated Principal Balance         VA            7.08%
                                 MD            3.91%


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


                        Crossed Group Mortgage Loan Data

                                                                                         Crossed                  Crossed
                                                           All Crossed Group          Group Discount           Group Premium
                                                             Mortgage Loans           Mortgage Loans           Mortgage Loans
                                                         ----------------------    --------------------    ----------------------
Number of Mortgage Loans                                                  3,359                     334                     3,025
Aggregate Stated Principal Balance (1)                             $696,671,318             $65,096,364              $631,574,953
Range of Original Terms to Stated Maturity (1)                240 to 360 months       240 to 360 months         240 to 360 months
                                                                                                                       $12,764 to
Range of Stated Principal Balances (1)                    $12,764 to $2,000,000     $39,929 to $840,000                $2,000,000
Average Stated Principal Balance (1)                                   $207,404                $194,899                  $208,785
Latest Stated Maturity Date                                    November 1, 2035        November 1, 2035          November 1, 2035
Range of Current Mortgage Interest Rates (1)                    5.625% to 8.500%        5.625% to 6.625%          6.000% to 8.500%
Weighted Average Current Mortgage Interest Rate (1)                       6.650%                  6.293%                    6.687%
Range of Remaining Terms to Stated Maturity (1)               236 to 359 months       238 to 359 months         236 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)               357 months              358 months                357 months
Range of Original Loan-to-Value Ratios (1)                      12.73% to 95.00%        23.91% to 95.00%          12.73% to 95.00%
Weighted Average Original Loan-to-Value Ratio (1)                         74.89%                  72.87%                    75.10%

(1)   Approximate.

    Occupancy of Mortgaged Properties of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Occupancy                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Primary Residence                 1,877   $436,812,037.30       62.70%
Investor Property                 1,256    202,885,477.77       29.12
Second Home                         226     56,973,802.83        8.18
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


               Property Types of the Crossed Group Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Property Type                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Single Family Residence           2,204   $439,441,344.64       63.08%
PUD Detached                        445    112,015,886.84       16.08
Condominium                         338     66,016,260.81        9.48
PUD Attached                        125     26,094,324.00        3.75
2-Family                            137     24,725,954.64        3.55
4-Family                             65     16,131,821.15        2.32
3-Family                             42     11,653,935.42        1.67
Condotel                              2        462,056.13        0.07
Condo - Site                          1        129,734.27        0.02
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

            Mortgage Loan Purpose of the Crossed Group Mortgage Loans

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Purpose                         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Purchase                          2,282   $437,768,911.27       62.84%
Refinance-Cashout                   796    200,124,197.80       28.73
Refinance-Rate/Term                 281     58,778,208.83        8.44
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                     of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Geographic Area                 Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
Alabama                              38     $7,552,076.93        1.08%
Arizona                              97     24,740,872.84        3.55
Arkansas                             14      1,865,171.26        0.27
California                          364    129,387,135.96       18.57
Colorado                             65     12,520,860.51        1.80
Connecticut                          10      1,356,383.45        0.19
Delaware                             13      2,645,840.49        0.38
District of Columbia                 16      4,886,434.18        0.70
Florida                             585    130,395,451.69       18.72
Georgia                             445     69,385,796.70        9.96
Idaho                                44      7,990,302.94        1.15
Illinois                             51     12,813,718.32        1.84
Indiana                              13        888,368.72        0.13
Iowa                                  9      1,060,949.35        0.15
Kansas                               15      1,643,158.18        0.24
Kentucky                             18      2,275,262.70        0.33
Louisiana                             4        468,256.86        0.07
Maine                                61     11,352,441.04        1.63
Maryland                            112     27,218,303.92        3.91
Massachussetts                       39     12,106,889.77        1.74
Michigan                             34      4,543,883.59        0.65
Minnesota                            64     11,567,242.13        1.66
Mississippi                          10      1,467,681.49        0.21
Missouri                             52      6,183,354.94        0.89
Montana                              18      3,202,176.08        0.46
Nebraska                              9      1,175,677.87        0.17
Nevada                               24      5,440,088.61        0.78
New Hampshire                        19      4,536,428.89        0.65
New Jersey                           19      4,723,272.02        0.68
New Mexico                           40      6,633,243.61        0.95
New York                             18      4,290,169.69        0.62
North Carolina                      107     16,628,586.12        2.39
North Dakota                          1         99,517.87        0.01
Ohio                                 37      4,656,433.24        0.67
Oklahoma                             24      2,684,327.54        0.39
Oregon                              122     25,782,467.51        3.70
Pennsylvania                         28      4,752,679.64        0.68
Rhode Island                          3        938,718.71        0.13
South Carolina                       63      8,351,110.36        1.20
South Dakota                         11      1,308,510.01        0.19
Tennessee                           120     15,379,526.06        2.21
Texas                               110     14,341,081.48        2.06
Utah                                 34      5,935,755.86        0.85
Vermont                               4        522,485.07        0.07
Virginia                            226     49,332,713.31        7.08
Washington                          109     23,684,020.48        3.40
West Virginia                        12      2,339,565.84        0.34
Wisconsin                            25      3,293,796.97        0.47
Wyoming                               3        323,127.10        0.05
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, no more than approximately 0.76% of the Crossed Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


Current Mortgage Loan Principal Balances of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Loan         Mortgage        Cut-off       Principal
Principal Balances ($)          Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
0.01 - 50,000.00                     59     $2,582,674.17        0.37%
50,000.01 - 100,000.00              567     44,748,937.84        6.42
100,000.01 - 150,000.00             866    108,564,033.94       15.58
150,000.01 - 200,000.00             661    115,341,304.33       16.56
200,000.01 - 250,000.00             404     90,238,539.84       12.95
250,000.01 - 300,000.00             251     68,954,531.44        9.90
300,000.01 - 350,000.00             137     44,317,131.13        6.36
350,000.01 - 400,000.00             113     42,160,276.10        6.05
400,000.01 - 450,000.00              91     38,986,226.80        5.60
450,000.01 - 500,000.00              53     25,379,582.89        3.64
500,000.01 - 550,000.00              32     16,769,149.51        2.41
550,000.01 - 600,000.00              39     22,466,918.73        3.22
600,000.01 - 650,000.00              27     17,180,907.31        2.47
650,000.01 - 700,000.00               4      2,709,542.74        0.39
700,000.01 - 750,000.00               9      6,515,443.31        0.94
750,000.01 - 800,000.00              11      8,513,513.83        1.22
800,000.01 - 850,000.00               5      4,148,440.69        0.60
850,000.01 - 900,000.00               2      1,759,578.41        0.25
900,000.01 - 950,000.00               4      3,719,630.39        0.53
950,000.01 - 1,000,000.00             9      8,876,173.74        1.27
1,000,000.01 - 1,500,000.00           9     11,815,837.69        1.70
1,500,000.01 - 2,000,000.00           6     10,922,943.07        1.57
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the average outstanding principal balance of the Crossed Group Mortgage Loans is expected to be approximately $207,404.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


      Original Loan-To-Value Ratios of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Original Loan-To-Value        Mortgage        Cut-off       Principal
Ratios (%)                      Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
10.01 - 15.00                         2       $149,526.36        0.02%
15.01 - 20.00                         2        106,627.87        0.02
20.01 - 25.00                         5        711,851.52        0.10
25.01 - 30.00                        11      1,547,425.62        0.22
30.01 - 35.00                        15      1,912,837.93        0.27
35.01 - 40.00                        22      5,327,168.04        0.76
40.01 - 45.00                        40      7,296,196.51        1.05
45.01 - 50.00                        51     16,620,743.16        2.39
50.01 - 55.00                        53     13,072,074.41        1.88
55.01 - 60.00                        74     21,268,562.48        3.05
60.01 - 65.00                       235     74,735,675.54       10.73
65.01 - 70.00                       134     38,963,805.14        5.59
70.01 - 75.00                       161     36,415,465.23        5.23
75.01 - 80.00                     2,310    440,207,208.45       63.19
80.01 - 85.00                        14      1,915,072.13        0.27
85.01 - 90.00                       136     21,622,126.49        3.10
90.01 - 95.00                        94     14,798,951.02        2.12
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Crossed Group Mortgage Loans is expected to be approximately 74.89%.

     Current Mortgage Interest Rates of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
Current Mortgage Interest     Mortgage        Cut-off       Principal
Rates (%)                       Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
5.501 - 5.750                        25     $8,350,469.71        1.20%
5.751 - 6.000                       272     71,617,669.55       10.28
6.001 - 6.250                       494    111,935,100.97       16.07
6.251 - 6.500                       700    157,224,748.60       22.57
6.501 - 6.750                       591    115,838,769.54       16.63
6.751 - 7.000                       518    101,636,567.40       14.59
7.001 - 7.250                       302     55,086,692.48        7.91
7.251 - 7.500                       210     35,849,287.69        5.15
7.501 - 7.750                       107     17,424,225.81        2.50
7.751 - 8.000                        91     14,595,796.97        2.10
8.001 - 8.250                        43      4,978,105.13        0.71
8.251 - 8.500                         6      2,133,884.05        0.31
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Crossed Group Mortgage Loans is expected to be approximately 6.650% per annum.


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
                     [LOGO](TM)      Mortgage Pass-Through Certificates, 2005-1F
                                             $685,524,357 (approximate)
--------------------------------------------------------------------------------


             Remaining Terms of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Remaining Term (Months)         Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
221 - 240                            14     $1,727,511.04        0.25%
341 - 360                         3,345    694,943,806.86       99.75
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Crossed Group Mortgage Loans is expected to be approximately 357 months.

      Credit Scoring of Mortgagors of the Crossed Group Mortgage Loans (1)

                                             Aggregate
                                              Stated
                                             Principal        % of
                                              Balance        Cut-off
                              Number Of        as of        Date Pool
                              Mortgage        Cut-off       Principal
Credit Scores                   Loans          Date          Balance
---------------------------   ---------   ---------------   ---------
801 - 850                            62    $11,497,767.47        1.65%
751 - 800                           659    142,445,237.06       20.45
701 - 750                         1,053    214,930,439.59       30.85
651 - 700                         1,255    261,858,466.82       37.59
601 - 650                           326     65,314,666.47        9.38
551 - 600                             1        169,740.49        0.02
Not Scored                            3        455,000.00        0.07
---------------------------   ---------   ---------------   ---------
Total:                            3,359   $696,671,317.90      100.00%
===========================   =========   ===============   =========

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC

--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------